NEWS

CONTACTS:

Investors:              William Kuser                       (203) 573-2213

Media:                    Mary Ann Dunnell              (203) 573-3034

CHEMTURA CORPORATION REPORTS THIRD QUARTER EARNINGS

MIDDLEBURY, CT — October 27, 2005 - Chemtura Corporation (NYSE: CEM) reported today a loss from continuing operations for the third quarter of 2005 of $120.3 million, or $0.51 per share and pro forma adjusted earnings from continuing operations of $40.7 million or $0.17 per share. Earnings (loss) per share from continuing operations and pro forma adjusted earnings per share from continuing operations for the third quarter of 2005 both include a positive effect of $0.04 per share from the impact of harmonizing accounting methods for manufacturing variances following the July 1, 2005 merger of Great Lakes Chemical Corporation and the Company (the merger).  Pro forma adjusted earnings from continuing operations for the third quarter of 2005 exclude pre-tax costs related to the merger, consisting of the write-off of in-process research and development of $75.4 million, the impact of purchase accounting relating to inventory of $37.1 million and merger costs of $19.4 million.  Other pre-tax items excluded from pro forma adjusted earnings from continuing operations are a loss on the early extinguishment of debt of $10.9 million, antitrust costs of $6.7 million, direct expenses due to Hurricanes Katrina and Rita of $4.6 million and facility closure, severance and related costs of $0.2 million.

The third quarter 2004 loss from continuing operations was $44.9 million or $0.39 per share. Pro forma adjusted earnings from continuing operations for the third quarter of 2004 were $19.3 million or $0.08 per share. Pro forma adjusted earnings from continuing operations exclude pre-tax charges of $40.2 million for facility closure, severance and related costs, $10.4 million of costs related to a fire at the Company’s Conyers, Georgia facility, $8.4 million for antitrust costs, $3.1 million in additional depreciation related to a change in useful life for computer software, $1.7 million for executive termination costs and a $20.1 million loss on the early extinguishment of debt.

Pro forma adjusted earnings from continuing operations and pro forma adjusted earnings per share from continuing operations are non-GAAP financial measures.  A reconciliation of the Company’s earnings (loss) from continuing operations to pro forma adjusted earnings from continuing operations is set forth in the supplemental disclosure attached to this press release.

The net loss for the third quarter of 2005 was $118.9 million, or $0.50 per share, compared with a net loss of $40.7 million, or $0.35 per share, in the third quarter of 2004.  Discontinued operations for the third quarter of 2005 included a gain of $1.4 million, or $0.01 per share, primarily due to the settlement of certain contingencies related to the July 2003 sale of the Company’s OrganoSilicones business.

Reported income tax expense for the third quarter of 2005 reflects a $19.3 million tax charge for a dividend under the Foreign Earnings Repatriation provisions of the 2004 American Jobs Creation Act and no tax benefit for in-process research and development related to the merger.

Actual and Pro Forma Net Sales and Pro Forma Adjusted Non-GAAP Operating Profit

Third quarter 2005 net sales of $918.4 million were $344.4 million above the third quarter 2004 net sales of $574.0 million. The increase was primarily due to $413.8 million in additional sales resulting from the merger. On a pro forma basis, after giving effect to the merger, third quarter 2005 net sales were $47.4 million or 5 percent less than pro forma third quarter 2004 net sales of $965.9 million. The decrease was a result of 12 percent lower volume and a 4 percent decrease from the deconsolidation of the Company’s Polymer Processing Equipment business unit, partially offset by an 11 percent increase in selling prices and a 1 percent increase from foreign currency translation.

Operating loss for the third quarter of 2005 was $47.8 million as compared with an operating loss of $15.8 million for the third quarter of 2004. On a non-GAAP basis, third quarter 2005 adjusted operating profit of $95.6 million was $32.4 million or 51% higher than third quarter 2004 pro forma adjusted operating profit of $63.2 million. As compared with prior year, on a pro forma adjusted basis, third quarter price increases and cost savings more than offset raw material and energy cost increases and lower volumes.

Net sales for the first nine months of 2005 were $2,110.5 million as compared with $1,710.9 million for the first nine months of 2004. For the first nine months of 2005, pro forma net sales, after giving effect to the merger, of $3,022.3 million were 4% or $118.4 million higher than the $2,903.9 million of pro forma net sales for the first nine months of 2004.  Operating profit for the first nine months of 2005 was $62.9 million as compared with $17.6 million for the first nine months of 2004. On a non-GAAP basis, pro forma adjusted operating profit of $313.1 million was $149.5 million or 91% higher than the $163.6 million of pro forma adjusted operating profit for the first nine months of 2004. As compared with prior year, on a pro forma adjusted basis, nine month year-to-date price increases and cost savings more than offset the effect of lower volumes and raw material and energy cost increases.

Pro forma adjusted operating profit is a non-GAAP financial measure.  A reconciliation of the Company’s operating profit (loss) to pro forma adjusted operating profit is set forth in the supplemental disclosure attached to this press release.

“While I am disappointed in our execution this quarter, pro forma adjusted year-over-year comparisons demonstrate that our focus on raising prices to cover rising raw material and energy costs is taking us in the right direction,” said Robert L. Wood, chairman and chief executive officer.  “Even though some of our businesses did not meet their targets for the quarter, we saw modest improvement in September. On a positive note, we continue to exceed targets for cost savings.  Last year we committed to savings of $12.5 million per quarter in 2005 from headcount reductions taken largely in 2004. This quarter we exceeded our commitment, delivering over $13 million from this pre-merger program.  We have achieved cost savings in the third quarter of approximately $29 million, including $9 million in operations and other efficiencies and $7 million of merger-related synergies, mainly from headcount reductions.  Realizing $7 million in merger-related synergies this quarter puts us on track to exceed the $10 million synergy target we set for 2005.

“While the balance of the year will be difficult, we remain relentlessly focused on integration, synergy savings and business improvement.  As volatility in the raw material and energy environment continues, we will be steadfast in our efforts to manage pricing and cost in order to achieve our goal of 15% operating margins.  Although we have work left to do, I am confident that our actions will yield continued performance improvement.”

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Third Quarter Earnings Q&A Teleconference

The Company’s third quarter earnings conference call will be held on October 28, 2005 at 10:00 a.m. EDT.

Interested parties are asked to dial in approximately 10 minutes prior to the start time at (612) 332-0226.  Replay of the call will be available for two weeks starting at 2:00 p.m. on October 28.  To access the replay, call (320) 365-3844 and enter access code 799403.

Live internet access to the conference call and informational slides will be available through the Investor Relations section of the Company’s Web site, www.chemtura.com.

Chemtura Corporation, with pro forma 2004 sales of $3.9 billion, is a global manufacturer and marketer of specialty chemicals, crop protection and pool, spa and home care products.  Additional information concerning Chemtura is available at www.chemtura.com.

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Supplemental Historical Pro Forma and Non-GAAP Financial Information

Included in the Appendix to this press release are supplemental financial tables containing unaudited pro forma and non-GAAP adjusted Consolidated Statements of Operations and Segment Operating Profit (Loss).

Segments

As a result of the merger, the reportable segments of the Company have been realigned to reflect the Company’s new management and reporting structure. The Plastic Additives segment includes the Company’s Plastic Additives business unit, the Great Lakes Polymer Stabilizers and Flame Retardants business units (excluding the agricultural, Fluorine Chemicals, Industrial Water Treatment and Optical Monomer components).  The Specialty Additives segment includes the Company’s Rubber Additives and Petroleum Additives business units.  The Crop Protection segment includes the Company’s Crop Protection segment and the agricultural component of the Great Lakes Flame Retardants business unit.  The Consumer Products segment includes the Great Lakes Consumer Products segment.  The Polymers segment includes the Company’s EPDM, Urethane Additive and Urethane business units.  The Other segment includes the Great Lakes Fluorine Chemicals, Industrial Water Treatment and Optical Monomers business units.

Unaudited Pro Forma Financial Information

The attached unaudited pro forma results of operations for the periods presented give effect to the merger using the purchase method as if the merger had been consummated as of the beginning of each respective year.  The pro forma unaudited results of operations combine the historical results of operations of the Company and Great Lakes with the following adjustments:

(1)       Pension — Represents a reduction in pension expense, principally due to the elimination of the impact of amortization of historical gains and losses from Great Lakes’ historical net periodic benefit cost.

(2)       Interest — Represents the impact on interest expense of amortization of the fair value adjustment to Great Lakes’ long-term debt.

(3)       Purchase Accounting Depreciation — Represents the impact on depreciation expense of the fair value adjustment and change in the remaining useful life of Great Lakes’ property, plant and equipment.

(4)       Amortization — Represents the impact on amortization expense of the fair value adjustment and change in remaining useful life of Great Lakes’ intangible assets.

(5)       Inventory Accounting — Represents the impact of conforming Great Lakes’ inventory capitalization policy to a consistently applied method utilized by the Company.

(6)       Merger Costs — Represents the reversal of merger costs incurred by Great Lakes in connection with the merger.

(7)       In-Process Research and Development Costs — Represents the reversal of the write-off of in-process research and development.

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(8)       Purchase Accounting — Reversal of purchase accounting inventory fair value impact.

The unaudited pro forma results of operations do not give effect to certain synergies and cost savings. The results of valuations of the assets and liabilities of Great Lakes, including property, plant and equipment, intangible assets and in-process research and development costs, have been estimated and are subject to further revision during the allocation period.  The pro forma results of operations do not purport to be indicative of what the actual results of operations would have been had the merger been completed on the dates assumed or the results of operations that may be achieved in the future.

Conformed Great Lakes

The financial information presented as Conformed Great Lakes in the Appendix reflects reclassifications of historical Great Lakes financial information to conform to the Company’s presentation.

Non-GAAP Financial Measures

The information presented in this press release and in the attached financial tables includes financial measures that are not calculated or presented in accordance with Generally Accepted Accounting Principles in the United States (GAAP).  These non-GAAP financial measures consist of adjusted results of operations of the Company (after taking into account the merger with Great Lakes) that exclude certain expenses, gains and losses that may not be indicative of the core operations of the Company.  Excluded items include facility closure, severance and related costs, antitrust costs, merger costs, asset impairments, unusual and non-recurring catastrophic events or settlements, loss on early extinguishment of debt, expenses relating to the termination of employment of certain executives, and gains and losses on disposition of business units. In addition to the non-GAAP financial measures discussed above, the Company has applied a non-GAAP effective income tax rate to our non-GAAP income before taxes. This rate incorporates an assumed mix of foreign earnings and taxes, permanent book-tax differences, various tax planning strategies and other assumptions. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures are provided in the attached financial tables.  The Company believes that such non-GAAP financial measures provide useful information to investors and may assist them in evaluating the Company’s underlying performance and identifying operating trends.  In addition, management uses these non-GAAP financial measures internally to allocate resources and evaluate the performance of the Company’s operations.  While the Company believes that such measures are useful in evaluating the Company’s performance, investors should not consider them to be a substitute for financial measures prepared in accordance with GAAP.   In addition, these non-GAAP financial measures may differ from similarly titled non-GAAP financial measures used by other companies and do not provide a comparable view of the Company’s performance relative to other companies in similar industries.

Forward-Looking Statement

Certain statements made in this release are forward-looking statements that involve risks and uncertainties, including, but not limited to, general economic conditions; the outcome and timing of antitrust investigations and related civil lawsuits to which Chemtura is subject; the ability to obtain increases in selling prices; pension and other post-retirement benefit plan assumptions; energy and raw material prices and availability; production capacity; changes in interest rates and foreign currency exchange rates; changes in technology, market demand and customer requirements; the enactment of more stringent environmental laws and regulations; the ability to realize expected cost savings under Chemtura’s cost-reduction initiatives; the amount of any additional earn-out payments from General Electric Company from the sale of the OrganoSilicones business; the ability to reduce Chemtura’s debt levels; the ability to successfully integrate the Crompton and Great Lakes businesses and operations and achieve anticipated benefits from the merger, including costs savings and synergies; and other risks and uncertainties detailed in filings with the Securities and Exchange Commission by Chemtura or its predecessor companies. These statements are based on Chemtura’s estimates and assumptions and on currently available information. The forward-looking statements include information concerning our possible or assumed future results of operations, and Chemtura’s actual results may differ significantly from the results discussed. Forward-looking information is intended to reflect opinions as of the date this release was issued and such information will not necessarily be updated by Chemtura.

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CHEMTURA CORPORATION

Index of Financial Statements and Schedules

Chemtura Corporation

Consolidated Statements of Operations (Unaudited)—Third quarter and nine months ended September 30, 2005 and 2004

Consolidated Balance Sheets—September 30, 2005 (Unaudited) and December 31, 2004

Consolidated Statements of Cash Flows (Unaudited)—Nine months ended September 30, 2005 and 2004

Consolidated Statements of Cash Flows (Unaudited)—Third quarter ended September 30, 2005 and 2004

Segment Sales and Operating Profit (Loss) (Unaudited)—Third quarter and nine months ended September 30, 2005 and 2004

Major Factors Affecting Pro Forma Operating Results (Unaudited)—Third quarter and nine months ended September 30, 2005 and 2004

CHEMTURA CORPORATION

Consolidated Statements of Operations

Third quarter and nine months ended September 30, 2005 and 2004

(In thousands, except per share data)

	Third Quarter		Nine Months Ended
	2005	2004	2005	2004

Net sales	$918,416	$574,025	$2,110,475	$1,710,945

Cost of products sold*	702,748	432,019	1,546,324	1,311,224
Selling, general and administrative	100,526	67,987	220,404	205,979
Depreciation and amortization	46,244	29,251	104,107	87,157
Research and development	15,582	12,178	36,565	36,224
Equity income	(602)	(145)	(776)	(9,838)
Facility closures, severance and related costs	220	40,070	24,295	45,759
Antitrust costs	6,716	8,426	13,220	16,829
Merger costs	19,378	—	28,064	—
In-process research and development	75,400	—	75,400	—
Operating profit (loss)	(47,796)	(15,761)	62,872	17,611
Interest expense	29,171	20,579	77,886	55,666
Loss on early extinguishment of debt	10,859	20,063	10,859	20,063
Other (income) expense, net	3,867	7,226	14,701	(82,337)
Earnings (loss) from continuing operations
before income taxes	(91,693)	(63,629)	(40,574)	24,219
Income tax expense (benefit)	28,592	(18,774)	51,308	9,153
Earnings (loss) from continuing operations	(120,285)	(44,855)	(91,882)	15,066
Earnings (loss) from discontinued operations	(25)	2,003	2,631	4,119
Gain (loss) on sale of discontinued operations	1,388	2,142	(26,234)	2,142
Net earnings (loss)	$(118,922)	$(40,710)	$(115,485)	$21,327

Basic earnings (loss) per common share:
Earnings (loss) from continuing operations	$(0.51)	$(0.39)	$(0.58)	$0.13
Earnings from discontinued operations	—	0.02	0.02	0.04
Gain (loss) on sale of discontinued operations	0.01	0.02	(0.17)	0.02
Net earnings (loss)	$(0.50)	$(0.35)	$(0.73)	$0.19

Diluted earnings (loss) per common share:
Earnings (loss) from continuing operations	$(0.51)	$(0.39)	$(0.58)	$0.13
Earnings from discontinued operations	—	0.02	0.02	0.04
Gain (loss) on sale of discontinued operations	0.01	0.02	(0.17)	0.02
Net earnings (loss)	$(0.50)	$(0.35)	$(0.73)	$0.19

Weighted average shares outstanding—basic	237,152	114,719	157,668	114,607
Weighted average shares outstanding—diluted	237,152	114,719	157,668	114,791

*   2005 includes $37.1 million related to the fair value impact of purchase accounting on inventory.

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CHEMTURA CORPORATION

Consolidated Balance Sheets

September 30, 2005 and December 31, 2004

(In thousands of dollars)

	September 30, 2005	December 31, 2004
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$252,264	$158,700
Accounts receivable	489,687	242,435
Inventories	659,028	383,635
Other current assets	292,795	165,554
Assets held for sale*	—	97,252
Total current assets	1,693,774	1,047,576
NON-CURRENT ASSETS
Property, plant and equipment	1,234,261	694,925
Cost in excess of acquired net assets	1,136,830	407,975
Other assets	947,381	528,233
	$5,012,246	$2,678,709

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Short-term borrowings	$23,015	$4,294
Accounts payable	277,309	228,458
Accrued expenses	381,776	338,709
Income taxes payable	146,917	107,686
Other current liabilities	—	23,555
Liabilities held for sale*	—	6,467
Total current liabilities	829,017	709,169
NON-CURRENT LIABILITIES
Long-term debt	1,327,708	862,251
Pension and post-retirement health care liabilities	598,780	566,759
Other liabilities	335,750	211,550

STOCKHOLDERS’ EQUITY
Common stock	2,513	1,192
Additional paid-in capital	2,949,524	1,032,282
Accumulated deficit	(787,191)	(647,678)
Accumulated other comprehensive loss	(77,013)	(22,372)
Treasury stock, at cost	(166,842)	(34,444)
Total stockholders’ equity	1,920,991	328,980
	$5,012,246	$2,678,709

 *            Represents the assets and liabilities related to the Refined Products business,  which has been classified as a discontinued operation.

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CHEMTURA CORPORATION

Consolidated Statements of Cash Flows

Nine months ended September 30, 2005 and 2004

(In thousands of dollars)

	Nine Months Ended
Increase (decrease) to cash	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings (loss)	$(115,485)	$21,327
Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operations:
Loss (gain) on sale of discontinued operations	26,234	(2,142)
Gain on sale of Gustafson joint venture	—	(90,938)
Loss on early extinguishment of debt	10,859	20,063
Depreciation and amortization	106,887	93,056
Equity income	(776)	(9,838)
In-process research and development	75,400	—
Changes in assets and liabilities, net:
Accounts receivable	112,878	(7,162)
Accounts receivable—securitization	(58,158)	1,859
Inventories**	45,195	(9,911)
Accounts payable	(95,699)	(28,724)
Deposit for civil antitrust settlement	(40,315)	—
Pension and post-retirement health care liabilities	(47,750)	(16,683)
Other	(46,862)*	35,450
Net cash provided by (used in) operations	(27,592)	6,357

CASH FLOWS FROM INVESTING ACTIVITIES
Net proceeds from divestments	92,002	142,270
Acquisitions, net of cash acquired	53,045	—
Capital expenditures	(58,303)	(43,983)
Other investing activities	(56)	281
Net cash provided by investing activities	86,688	98,568

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds (payments) on domestic credit facility	122,000	(140,006)
Proceeds on long-term borrowings	9,000	597,499
Payments on long-term borrowings	(132,241)	(57,000)
Payments on short-term borrowings	(413)	(350,441)
Premium paid on early extinguishment of debt	(3,323)	(19,044)
Payments for debt issuance costs	(2,478)	(22,106)
Dividends paid	(23,997)	(17,192)
Proceeds from exercise of stock options	74,752	4
Other financing activities	(297)	1,272
Net cash provided by (used in) financing activities	43,003	(7,014)

CASH
Effect of exchange rates on cash	(8,535)	(191)
Change in cash	93,564	97,720
Cash at beginning of period	158,700	39,213
Cash at end of period	$252,264	$136,933

*                 Change in Other for the nine months ended 2005 includes a decrease in accrued interest of $21.1 million, environmental payments in excess of the charge for the period of $14.5 million, $12.5 million of payments for facility closures, severance and related costs in excess of the charge for the period, an $11.2 million increase in receivables from affiliated companies, a decrease in accrued payroll and benefits payable of $8.5 million and prepaid costs related to the sale of Refined Products of $6.8 million, offset in part by an increase in income taxes payable, net of payments, of $19.0 million and a $12.6 million increase in accrued merger costs payable.

**          2005 includes $37.1 million related to the fair value impact of purchase accounting on inventory.

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CHEMTURA CORPORATION	SUPPLEMENTARY SCHEDULE
Consolidated Statements of Cash Flows
Third quarter ended September 30, 2005 and 2004
(In thousands of dollars)

	Third Quarter Ended
Increase (decrease) to cash	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(118,922)	$(40,710)
Adjustments to reconcile net loss
to net cash provided by operations:
Gain on sale of discontinued operations	(1,388)	(2,142)
Loss on early extinguishment of debt	10,859	20,063
Depreciation and amortization	46,244	31,216
Equity income	(602)	(145)
In-process research and development	75,400	—
Changes in assets and liabilities, net:
Accounts receivable	190,070	51,928
Accounts receivable—securitization	(83,641)	(9,246)
Inventories**	77,904	(7,660)
Accounts payable	(79,493)	(12,800)
Deposit for civil antitrust settlement	18,185	—
Pension and post-retirement health care liabilities	(19,732)	(19,140)
Other	(2,986)*	18,810
Net cash provided by operations	111,898	30,174

CASH FLOWS FROM INVESTING ACTIVITIES
Net proceeds from divestments	17,902	4,574
Acquisitions, net of cash acquired	58,963	—
Capital expenditures	(26,503)	(14,488)
Other investing activities	—	(28)
Net cash provided by (used in) investing activities	50,362	(9,942)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds (payments) on domestic credit facility	122,000	(83,006)
Proceeds on long-term borrowings	9,000	597,499
Payments on long-term borrowings	(122,241)	(57,000)
Payments on short-term borrowings	238	(351,015)
Premium paid on early extinguishment of debt	(3,323)	(19,044)
Payments for debt issuance costs	(1,752)	(22,106)
Dividends paid	(12,305)	(5,737)
Proceeds from exercise of stock options	57,665	—
Other financing activities	(1,915)	1,356
Net cash provided by financing activities	47,367	60,947

CASH
Effect of exchange rates on cash	(6,401)	576
Change in cash	203,226	81,755
Cash at beginning of period	49,038	55,178
Cash at end of period	$252,264	$136,933

*   Change in Other for the three months ended 2005 includes a decrease in accrued interest of $15.0 million, $7.3 million of facility closures, severance and related costs in excess of the charge for the period and a decrease in accrued payroll and benefits payable of $7.1 million, offset by an increase in income taxes payable, net of payments of $14.0 million and a $8.5 million increase in accrued merger costs payable.

** 2005 includes $37.1 million related to the fair value impact of purchase accounting on inventory.

9

CHEMTURA CORPORATION	SUPPLEMENTARY SCHEDULE
Segment Sales and Operating Profit (Loss)
Third quarter and nine months ended September 30, 2005 and 2004
(In thousands of dollars)

	Third Quarter		Nine Months Ended
	2005	2004	2005	2004
NET SALES
Plastic Additives	$374,561	$213,920	$792,830	$641,714
Polymers	121,897	114,044	391,218	351,496
Specialty Additives	133,702	116,807	420,943	341,429
Crop Protection	102,652	88,293	271,542	250,991
Consumer Products	140,294	—	140,294	—
Polymer Processing Equipment (a)	—	40,961	48,338	125,315
Other	45,310	—	45,310	—
Total net sales	$918,416	$574,025	$2,110,475	$1,710,945
OPERATING PROFIT (LOSS)
Plastic Additives	$25,443	$7,825	$57,528	$6,094
Polymers	24,328	15,760	75,684	45,335
Specialty Additives	19,704	2,926	76,242	13,762
Crop Protection	29,554	26,140	74,256	75,910
Consumer Products	10,508	—	10,508	—
Polymer Processing Equipment (a)	—	357	(3,003)	101
Other	4,864	—	4,864	—
	114,401	53,008	296,079	141,202
General corporate expense	(23,383)	(17,810)	(55,128)	(53,608)
Unabsorbed overhead expense from discontinued operations	—	(2,463)	—	(7,395)
Facility closures, severance and related costs	(220)	(40,070)	(24,295)	(45,759)
Antitrust costs	(6,716)	(8,426)	(13,220)	(16,829)
Merger costs	(19,378)	—	(28,064)	—
Purchase accounting inventory fair value impact	(37,100)	—	(37,100)	—
In-process research and development	(75,400)	—	(75,400)	—
Total operating profit (loss)	$(47,796)	$(15,761)	$62,872	$17,611

(a) As a result of the April 29, 2005 contribution of the assets of the Polymer Processing Equipment segment in exchange for a non-controlling interest in the Davis-Standard LLC joint venture, Polymer Processing Equipment ceased to be a reporting segment of the Company. The Company is recording its proportionate share of the joint venture’s earnings in Other (income) expense, net.

10

CHEMTURA CORPORATION	SUPPLEMENTARY SCHEDULE
Major Factors Affecting Pro Forma Operating Results
Third quarter and nine months ended September 30, 2005 and 2004
(In millions of dollars)

The following table summarizes the major factors contributing to the 2005 third quarter and nine months changes in operating results versus the prior year:

	Third Quarter		Nine Months Ended
		Pre-tax		Pre-tax
	Net	Earnings	Net	Earnings
	Sales	(Loss)	Sales	(Loss)

2004	$965.9	$(54.2)*	$2,903.9	$39.2 *

2004 Facility closures, severance and related costs	—	40.2	—	60.1
2004 Antitrust costs	—	8.4	—	16.8
2004 Early extinguishment of debt	—	20.1	—	20.1
2004 Executive termination costs	—	1.7	—	7.6
2004 Conyers fire costs	—	10.4	—	15.9
2004 Change in useful life of assets	—	3.1	—	15.7
2004 Divestment gains, primarily Gustafson	—	—	—	(97.8)
	965.9	29.7	2,903.9	77.6
Higher selling prices	103.3	103.3	338.3	338.3
Reduced unit volume/mix	(115.6)	(34.0)	(179.6)	(41.7)
Foreign currency impact	5.8	1.1	36.7	1.4
Polymer Processing Equipment - unconsolidated joint venture	(41.0)	0.2	(77.0)	(3.4)
Cost savings	—	28.7	—	68.0
Higher raw materials/energy costs	—	(46.0)	—	(176.0)
Higher interest expense	—	(3.8)	—	(17.6)
Unfavorable manufacturing productivity / absorption	—	(13.3)	—	(26.4)
Gustafson equity income - 2004	—	—	—	(9.6)
Other	—	(3.3)	—	1.5
	918.4	62.6	3,022.3	212.1
2005 Facility closures, severance and related costs	—	(0.2)	—	(25.5)
2005 Antitrust costs	—	(6.7)	—	(13.2)
2005 Merger costs	—	(19.4)	—	(28.1)
2005 Early extinguishment of debt	—	(10.9)	—	(10.9)
2005 Hurricane costs	—	(4.6)	—	(4.6)
2005 Conyers fire	—	—	—	7.2
2005	$918.4	$20.8 *	$3,022.3	$137.0 *

*  Represents the pro forma pre-tax earnings (loss) from continuing operations.

11

CHEMTURA CORPORATION

Appendix

CHEMTURA CORPORATION

Non-GAAP Consolidated Statements of Operations (Unaudited)

First quarter ended March 31, 2004

(In thousands, except per share data)

						Pro Forma
		Conformed		Pro Forma		Adjusted
	Chemtura	Great Lakes		Combined		Combined
	First Quarter	First Quarter	Pro Forma	First Quarter	Non-GAAP	First Quarter
	2004	2004	Adjustments	2004	Adjustments	2004

Net sales	$555,509	357,951	—	913,460	—	913,460

Cost of products sold	430,988	269,405	5,021	705,414	—	705,414
Selling, general and administrative	71,321	49,069	(326)	120,064	(5,889)	114,175
Depreciation and Amortization	28,880	24,564	(185)	53,259	(4,800)	48,459
Research and development	11,399	5,806	(71)	17,134	—	17,134
Equity income	(9,627)	449	—	(9,178)	—	(9,178)
Facility closures, severance and related costs	2,411	7,749	—	10,160	(10,160)	—
Antitrust costs	4,053	—	—	4,053	(4,053)	—

Operating profit (loss)	16,084	909	(4,439)	12,554	24,902	37,456
Interest expense	17,925	6,513	(1,805)	22,633	-	22,633
Other (income) expense, net	(92,754)	2,672	—	(90,082)	94,553	4,471

Earnings (loss) from continuing operations before income taxes	90,913	(8,276)	(2,634)	80,003	(69,651)	10,352
Income tax expense (benefit)	30,120	(2,664)	(1,028)	26,428	(22,805)	3,623

Earnings (loss) from continuing operations	$60,793	(5,612)	(1,606)	53,575	(46,846)	6,729

Diluted earnings (loss) from continuing operations				0.23		0.03

Diluted weighted average shares outstanding				228,206		228,206

Pro Forma Adjustments consist of the following:	Pre-Tax	After Tax

Pension	$1,327	809
Interest	1,805	1,101
Purchase Accounting Depreciation	3,287	2,005
Amortization	(3,102)	(1,892)
Inventory Accounting	(5,951)	(3,629)
	$(2,634)	(1,606)

Non-GAAP Adjustments consist of the following:	Pre-Tax	After Tax

Facility closures, severance and related costs	$10,160	6,952
Antitrust costs	4,053	2,634
(Gain) / Loss on disposition of Business	(94,553)	(55,252)	(a)
Change in useful life of computer software	4,800	3,131
Executive Terminations	5,889	3,828
Tax effect of tax adjustments to the ongoing effective tax rate	—	(8,139)
	$(69,651)	(46,846)

(a) Includes $90.9 million pre-tax gain on the sale of the Gustafson joint venture.

CHEMTURA CORPORATION

Non-GAAP Consolidated Statements of Operations (Unaudited)

Second quarter ended June 30, 2004

(In thousands, except per share data)

						Pro Forma
		Conformed		Pro Forma		Adjusted
	Chemtura	Great Lakes		Combined		Combined
	Second Quarter	Second Quarter	Pro Forma	Second Quarter	Non-GAAP	Second Quarter
	2004	2004	Adjustments	2004	Adjustments	2004

Net sales	$581,411	443,128	—	1,024,539	—	1,024,539

Cost of products sold	448,217	325,584	(1,367)	772,434	(700)	771,734
Selling, general and administrative	66,671	54,512	(326)	120,857	—	120,857
Depreciation and amortization	29,026	29,219	(411)	57,834	(7,800)	50,034
Research and development	12,647	5,972	(71)	18,548	—	18,548
Equity income	(66)	414	—	348	—	348
Facility closures, severance and related costs	3,278	6,495	—	9,773	(9,773)	—
Antitrust costs	4,350	—	—	4,350	(4,350)	—

Operating profit (loss)	17,288	20,932	2,175	40,395	22,623	63,018
Interest expense	17,162	6,398	(1,805)	21,755	—	21,755
Other (income) expense, net	3,191	2,043	—	5,234	(1,600)	3,634

Earnings (loss) from continuing operations before income taxes	(3,065)	12,491	3,980	13,406	24,223	37,629
Income tax expense (benefit)	(2,193)	(13,739)	1,552	(14,380)	27,550	13,170

Earnings (loss) from continuing operations	$(872)	26,230	2,428	27,786	(3,327)	24,459

Diluted earnings (loss) from continuing operations				0.12		0.11
Diluted weighted average shares outstanding				228,226		228,226

Pro Forma Adjustments consist of the following:	Pre-Tax	After Tax

Pension	$1,327	809
Interest	1,805	1,101
Purchase Accounting Depreciation	3,287	2,005
Amortization	(2,877)	(1,755)
Inventory Accounting	438	268
	$3,980	2,428

Non-GAAP Adjustments consist of the following:	Pre-Tax	After Tax

Facility closures, severance and related costs	$9,773	6,067
Antitrust costs	4,350	2,828
(Gain) / Loss on disposition of Business	(3,200)	(2,240)
Conyers Fire Costs	5,500	3,372	(a)
Change in useful life of computer software	7,800	5,089
Tax effect of tax adjustments to the ongoing effective tax rate	—	(18,443)	(b)
	$24,223	(3,327)

(a) Represents costs related to a fire at the Company's Conyers, Georgia facility.

(b) Tax adjustment includes a $17.5 million income tax reserve release related to the completion of a tax audit.

CHEMTURA CORPORATION

Non-GAAP Consolidated Statements of Operations (Unaudited)

Third quarter ended September 30, 2004

(In thousands, except per share data)

						Pro Forma
		Conformed		Pro Forma		Adjusted
	Chemtura	Great Lakes		Combined		Combined
	Third Quarter	Third Quarter	Pro Forma	Third Quarter	Non-GAAP	Third Quarter
	2004	2004	Adjustments	2004	Adjustments	2004

Net sales	$574,025	391,835	—	965,860	—	965,860

Cost of products sold	432,019	296,617	(8,190)	720,446	(1,700)	718,746
Selling, general and administrative	67,987	51,781	(326)	119,442	(1,694)	117,748
Depreciation and amortization	29,251	21,883	(385)	50,749	(3,100)	47,649
Research and development	12,178	6,525	(71)	18,632	—	18,632
Equity income	(145)	65	—	(80)	—	(80)
Facility closures, severance and related costs	40,070	139	—	40,209	(40,209)	—
Antitrust costs	8,426	—	—	8,426	(8,426)	—
Operating profit (loss)	(15,761)	14,825	8,972	8,036	55,129	63,165
Interest expense	20,579	6,550	(1,805)	25,324	—	25,324
Loss on early extinguishment of debt	20,063	—	—	20,063	(20,063)	—
Other (income) expense, net	7,226	9,663	—	16,889	(8,700)	8,189

Earnings (loss) from continuing operations before income taxes	(63,629)	(1,388)	10,777	(54,240)	83,892	29,652
Income tax expense (benefit)	(18,774)	(221)	4,203	(14,792)	25,170	10,378

Earnings (loss) from continuing operations	$(44,855)	(1,167)	6,574	(39,448)	58,722	19,274

Diluted earnings (loss) from continuing operations				(0.17)		0.08
Diluted weighted average shares outstanding				228,232		228,232

Pro Forma Adjustments consist of the following:	Pre-Tax	After Tax

Pension	$1,327	809
Interest	1,805	1,101
Purchase Accounting Depreciation	3,287	2,005
Amortization	(2,903)	(1,771)
Inventory Accounting	7,261	4,430
	$10,777	6,574

Non-GAAP Adjustments consist of the following:	Pre-Tax	After Tax

Facility closures, severance and related costs	$40,209	26,080
Antitrust costs	8,426	5,477
Conyers Fire Costs	10,400	6,375	(a)
Change in useful life of computer software	3,100	2,025
Executive Terminations	1,694	1,101
Loss on early extinquishment of debt	20,063	13,041
Tax effect of tax adjustments to the ongoing effective tax rate	—	4,623
	$83,892	58,722

(a) Represents costs related to a fire at the Company's Conyers, Georgia facility.

CHEMTURA CORPORATION

Non-GAAP Consolidated Statements of Operations (Unaudited)

Nine months ended September 30, 2004

(In thousands, except per share data)

						Pro Forma
		Conformed		Pro Forma		Adjusted
	Chemtura	Great Lakes		Combined		Combined
	Nine months	Nine months	Pro Forma	Nine months	Non-GAAP	Nine months
	ended 2004	ended 2004	Adjustments	ended 2004	Adjustments	ended 2004

Net sales	$1,710,945	1,192,914	—	2,903,859	—	2,903,859

Cost of products sold	1,311,224	891,606	(4,536)	2,198,294	(2,400)	2,195,894
Selling, general and administrative	205,979	155,362	(978)	360,363	(7,583)	352,780
Depreciation and amortization	87,157	75,666	(981)	161,842	(15,700)	146,142
Research and development	36,224	18,303	(213)	54,314	—	54,314
Equity income	(9,838)	928	—	(8,910)	—	(8,910)
Facility closures, severance and related costs	45,759	14,383	—	60,142	(60,142)	—
Antitrust costs	16,829	—	—	16,829	(16,829)	—

Operating profit (loss)	17,611	36,666	6,708	60,985	102,654	163,639
Interest expense	55,666	19,461	(5,415)	69,712	—	69,712
Loss on early extinguishment of debt	20,063	—	—	20,063	(20,063)	—
Other (income) expense, net	(82,337)	14,378	—	(67,959)	84,253	16,294

Earnings (loss) from continuing operations before income taxes	24,219	2,827	12,123	39,169	38,464	77,633
Income tax expense (benefit)	9,153	(16,624)	4,727	(2,744)	29,915	27,171

Earnings (loss) from continuing operations	$15,066	19,451	7,396	41,913	8,549	50,462

Diluted earnings (loss) from continuing operations				0.18		0.22

Diluted weighted average shares outstanding				228,340		228,340

Pro Forma Adjustments consist of the following:	Pre-Tax	After Tax

Pension	$3,981	2,427
Interest	5,415	3,303
Purchase Accounting Depreciation	9,861	6,015
Amortization	(8,882)	(5,418)
Inventory Accounting	1,748	1,069
	$12,123	7,396

Non-GAAP Adjustments consist of the following:	Pre-Tax	After Tax

Facility closures, severance and related costs	$60,142	39,099
Antitrust costs	16,829	10,939
(Gain) / Loss on disposition of Business	(97,753)	(57,492)	(a)
Conyers Fire Costs	15,900	9,747	(b)
Change in useful life of computer software	15,700	10,245
Executive Terminations	7,583	4,929
Loss on early extinquishment of debt	20,063	13,041
Tax effect of tax adjustments to the ongoing effective tax rate	—	(21,959)	(c)
	$38,464	8,549

(a) Includes $90.9 million pre-tax gain on the sale of the Gustafson joint venture.

(b) Represents costs related to a fire at the Company's Conyers, Georgia facility.

(c) Tax adjustment includes a $17.5 million income tax reserve release related to the completion of a tax audit.

CHEMTURA CORPORATION

Non-GAAP Consolidated Statements of Operations (Unaudited)

Fourth quarter ended December 31, 2004

(In thousands, except per share data)

						Pro Forma
		Conformed		Pro Forma		Adjusted
	Chemtura	Great Lakes		Combined		Combined
	Fourth Quarter	Fourth Quarter	Pro Forma	Fourth Quarter	Non-GAAP	Fourth Quarter
	2004	2004	Adjustments	2004	Adjustments	2004

Net sales	$574,286	410,785	—	985,071	—	985,071

Cost of products sold	447,776	312,140	1,246	761,162	(800)	760,362
Selling, general and administrative	59,806	59,822	(326)	119,302	(7,321)	111,981
Depreciation and amortization	31,024	21,135	(345)	51,814	—	51,814
Research and development	11,656	7,292	(71)	18,877	—	18,877
Equity income	(4,271)	(196)	—	(4,467)	—	(4,467)
Facility closures, severance and related costs	17,049	1,904	—	18,953	(18,953)	—
Antitrust costs	96,907	—	—	96,907	(96,907)	—

Operating profit (loss)	(85,661)	8,688	(504)	(77,477)	123,981	46,504
Interest expense	22,775	7,526	(1,805)	28,496	—	28,496
Loss on early extinguishment of debt	—	—	—	—	—	—
Other (income) expense, net	7,530	495	—	8,025	1,700	9,725

Earnings (loss) from continuing operations before income taxes	(115,966)	667	1,301	(113,998)	122,281	8,283
Income tax expense (benefit)	(58,941)	207	507	(58,227)	61,126	2,899

Earnings (loss) from continuing operations	$(57,025)	460	794	(55,771)	61,155	5,384

Diluted earnings (loss) from continuing operations				(0.24)		0.02

Diluted weighted average shares outstanding				229,203		229,203

Pro Forma Adjustments consist of the following:	Pre-Tax	After Tax

Pension	$1,327	809
Interest	1,805	1,101
Purchase Accounting Depreciation	3,287	2,005
Amortization	(2,943)	(1,795)
Inventory Accounting	(2,175)	(1,326)
	$1,301	794

Non-GAAP Adjustments consist of the following:	Pre-Tax	After Tax

Facility closures, severance and related costs	$18,953	12,249
Antitrust costs	96,907	84,716
(Gain) / Loss on disposition of Business	(2,000)	(1,220)	(a)
Conyers Fire Costs	1,100	674	(b)
Executive Terminations	7,321	4,757
Tax effect of tax adjustments to the ongoing effective tax rate	—	(40,021)	(c)
	$122,281	61,155

(a) Includes $2 million pre-tax gain on the sale of the Gustafson joint venture.

(b) Represents costs related to a fire at the Company's Conyers, Georgia facility.

(c) Tax adjustment includes a $37.5 million provision benefit from tax audit settlements.

CHEMTURA CORPORATION

Non-GAAP Consolidated Statements of Operations (Unaudited)

Year ended December 31, 2004

(In thousands, except per share data)

						Pro Forma
		Conformed		Pro Forma		Adjusted
	Chemtura	Great Lakes		Combined		Combined
	Year	Year	Pro Forma	Year	Non-GAAP	Year
	2004	2004	Adjustments	2004	Adjustments	2004

Net sales	$2,285,231	1,603,699	—	3,888,930	—	3,888,930

Cost of products sold	1,759,000	1,203,746	(3,290)	2,959,456	(3,200)	2,956,256
Selling, general and administrative	265,785	215,184	(1,304)	479,665	(14,904)	464,761
Depreciation and amortization	118,181	96,801	(1,326)	213,656	(15,700)	197,956
Research and development	47,880	25,595	(284)	73,191	—	73,191
Equity income	(14,109)	732	—	(13,377)	—	(13,377)
Facility closures, severance and related costs	62,808	16,287	—	79,095	(79,095)	—
Antitrust costs	113,736	—	—	113,736	(113,736)	—

Operating profit (loss)	(68,050)	45,354	6,204	(16,492)	226,635	210,143
Interest expense	78,441	26,987	(7,220)	98,208	—	98,208
Loss on early extinguishment of debt	20,063	—	—	20,063	(20,063)	—
Other (income) expense, net	(74,807)	14,873	—	(59,934)	85,953	26,019

Earnings (loss) from continuing operations before income taxes	(91,747)	3,494	13,424	(74,829)	160,745	85,916
Income tax expense (benefit)	(49,788)	(16,417)	5,234	(60,971)	91,041	30,070

Earnings (loss) from continuing operations	$(41,959)	19,911	8,190	(13,858)	69,704	55,846

Diluted earnings (loss) from continuing operations				(0.06)		0.24

Diluted weighted average shares outstanding				228,180		228,180

Pro Forma Adjustments consist of the following:	Pre-Tax	After Tax

Pension	$5,308	3,236
Interest	7,220	4,404
Purchase Accounting Depreciation	13,148	8,020
Amortization	(11,825)	(7,213)
Inventory Accounting	(427)	(257)
	$13,424	8,190

Non-GAAP Adjustments consist of the following:	Pre-Tax	After Tax

Facility closures, severance and related costs	$79,095	51,348
Antitrust costs	113,736	95,655
(Gain) / Loss on disposition of Business	(99,753)	(58,712)	(a)
Conyers Fire Costs	17,000	10,421	(b)
Change in useful life of computer software	15,700	10,245
Executive Terminations	14,904	9,686
Loss on early extinquishment of debt	20,063	13,041
Tax effect of tax adjustments to the ongoing effective tax rate	—	(61,980)	(c)
	$160,745	69,704

(a) Includes $92.9 million pre-tax gain on the sale of the Gustafson joint venture.

(b) Represents costs related to a fire at the Company's Conyers, Georgia facility.

(c) Tax adjustment includes a $17.5 million income tax reserve release related to the completion of a tax audit and a $37.5 million provision benefit from tax audit settlements.

CHEMTURA CORPORATION

Non-GAAP Consolidated Statements of Operations (Unaudited)

First quarter ended March 31, 2005

(In thousands, except per share data)

						Pro Forma
		Conformed		Pro Forma		Adjusted
	Chemtura	Great Lakes		Combined		Combined
	First Quarter	First Quarter	Pro Forma	First Quarter	Non-GAAP	First Quarter
	2005	2005	Adjustments	2005	Adjustments	2005

Net sales	$589,730	420,425	—	1,010,155	—	1,010,155

Cost of products sold	418,669	314,514	244	733,427	(837)	732,590
Selling, general and administrative	61,271	57,947	(240)	118,978	—	118,978
Depreciation and amortization	30,126	19,770	(308)	49,588	—	49,588
Research and development	10,511	6,734	(52)	17,193	—	17,193
Equity income	(88)	(280)	—	(368)	—	(368)
Facility closures, severance and related costs	158	982	—	1,140	(1,140)	—
Antitrust costs	3,166	—	—	3,166	(3,166)	—
Merger costs	—	2,549	(2,549)	—	—	—

Operating profit (loss)	65,917	18,209	2,905	87,031	5,143	92,174
Interest expense	24,406	6,969	(2,202)	29,173	-	29,173
Other (income) expense, net	8,799	(6,885)	—	1,914	8,000	9,914

Earnings (loss) from continuing operations before income taxes	32,712	18,125	5,107	55,944	(2,857)	53,087
Income tax expense (benefit)	14,483	5,618	1,992	22,093	(3,512)	18,581

Earnings (loss) from continuing operations	$18,229	12,507	3,115	33,851	655	34,506

Diluted earnings (loss) from continuing operations				0.14		0.15

Diluted weighted average shares outstanding				234,634		234,634

Pro Forma Adjustments consist of the following:	Pre-Tax	After Tax

Pension	$975	595
Interest	2,202	1,343
Purchase Accounting Depreciation	3,288	2,005
Amortization	(2,980)	(1,818)
Inventory Accounting	(927)	(565)
Merger Costs	2,549	1,555
	$5,107	3,115

Non-GAAP Adjustments consist of the following:	Pre-Tax	After Tax

Facility closures, severance and related costs	$1,140	771
Antitrust costs	3,166	2,058
Conyers Fire Costs	(7,163)	(4,656)	(a)
Tax effect of tax adjustments to the ongoing effective tax rate	—	2,482
	$(2,857)	655

(a) Represents insurance recoveries related to a fire at the Company's Conyers, Georgia facility.

CHEMTURA CORPORATION

Non-GAAP Consolidated Statements of Operations (Unaudited)

Second quarter ended June 30, 2005

(In thousands, except per share data)

						Pro Forma
		Conformed		Pro Forma		Adjusted
	Chemtura	Great Lakes		Combined		Combined
	Second Quarter	Second Quarter	Pro Forma	Second Quarter	Non-GAAP	Second Quarter
	2005	2005	Adjustments	2005	Adjustments	2005

Net sales	$602,329	491,409	—	1,093,738	—	1,093,738

Cost of products sold	424,907	368,975	(707)	793,175	—	793,175
Selling, general and administrative	58,607	52,902	(240)	111,269	—	111,269
Depreciation and amortization	27,737	19,978	(254)	47,461	—	47,461
Research and development	10,472	6,567	(52)	16,987	—	16,987
Equity income	(86)	(458)	—	(544)	—	(544)
Facility closures, severance and related costs	23,917	246	—	24,163	(24,163)	—
Antitrust costs	3,338	—	—	3,338	(3,338)	—
Merger costs	8,686	135,880	(135,880)	8,686	(8,686)	—

Operating profit (loss)	44,751	(92,681)	137,133	89,203	36,187	125,390
Interest expense	24,309	6,845	(2,202)	28,952	-	28,952
Other (income) expense, net	2,035	(2,039)	—	(4)	—	(4)

Earnings (loss) from continuing operations before income taxes	18,407	(97,487)	139,335	60,255	36,187	96,442
Income tax expense (benefit)	8,233	(9,451)	28,211	26,993	6,762	33,755

Earnings (loss) from continuing operations	$10,174	(88,036)	111,124	33,262	29,425	62,687

Diluted earnings (loss) from continuing operations				0.14		0.26

Diluted weighted average shares outstanding				239,008		239,008

Pro Forma Adjustments consist of the following:	Pre-Tax	After Tax

Pension	$975	595
Interest	2,202	1,343
Purchase Accounting Depreciation	3,287	2,005
Amortization	(3,033)	(1,850)
Inventory Accounting	24	15
Merger Costs	135,880	109,016
	$139,335	111,124

Non-GAAP Adjustments consist of the following:	Pre-Tax	After Tax

Facility closures, severance and related costs	$24,163	15,621
Antitrust costs	3,338	2,170
Merger costs	8,686	5,655
Tax effect of tax adjustments to the ongoing effective tax rate	—	5,979	(a)
	$36,187	29,425

(a) Tax adjustment includes the reversal of a $18.5 million tax reserve as a result of completed tax audit partially offset by a $12.5 million discrete tax expense for international tax planning implementation.

CHEMTURA CORPORATION

Non-GAAP Consolidated Statements of Operations (Unaudited)

Third quarter ended September 30, 2005

(In thousands, except per share data)

						Pro Forma
		Conformed		Pro Forma		Adjusted
	Chemtura	Great Lakes		Combined		Combined
	Third Quarter	Third Quarter	Pro Forma	Third Quarter	Non-GAAP	Third Quarter
	2005	2005	Adjustments	2005	Adjustments	2005

Net sales	$918,416	—	—	918,416	—	918,416

Cost of products sold	702,748 (a)	—	(37,100)	665,648	(4,563)	661,085
Selling, general and administrative	100,526	—	—	100,526	—	100,526
Depreciation and amortization	46,244	—	—	46,244	—	46,244
Research and development	15,582	—	—	15,582	—	15,582
Equity income	(602)	—	—	(602)	—	(602)
Facility closures, severance and related costs	220	—	—	220	(220)	—
Antitrust costs	6,716	—	—	6,716	(6,716)	—
Merger costs	19,378	—	—	19,378	(19,378)	—
In-process research and development	75,400	—	(75,400)	0	0	—

Operating profit (loss)	(47,796)	—	112,500	64,704	30,877	95,581
Interest expense	29,171	—	—	29,171	—	29,171
Loss on early extinguishment of debt	10,859	—	—	10,859	(10,859)	—
Other (income) expense, net	3,867	—	—	3,867	—	3,867

Earnings (loss) from continuing operations before income taxes	(91,693)	—	112,500	20,807	41,736	62,543
Income tax expense (benefit)	28,592	—	9,771	38,363	(16,473)	21,890

Earnings (loss) from continuing operations	$(120,285)	—	102,729	(17,556)	58,209	40,653

Diluted earnings (loss) from continuing operations				$(0.07)		0.17

Diluted weighted average shares outstanding				237,152		237,152

Pro Forma Adjustments consist of the following:	Pre-Tax	After Tax

Purchase accounting inventory fair value impact	$37,100	27,329
In-process research and development	75,400	75,400
	$112,500	102,729

Non-GAAP Adjustments consist of the following:	Pre-Tax	After Tax

Facility closures, severance and related costs	$220	(37)
Antitrust costs	6,716	4,365
Merger costs	19,378	12,643
Hurricane Costs	4,563	2,966	(b)
Loss on early extinquishment of debt	10,859	7,058
Tax effect of tax adjustments to the ongoing effective tax rate		31,214	(c)
	$41,736	58,209

(a) Includes $37.1 million related to the fair value impact of purchase accounting on inventory.

(b) Includes direct expenses due to Hurricanes Katrina and Rita.

(c) Tax adjustment includes:

1. A $19.3 million provision for a one time dividend under the Foreign Earnings Repatriation provision of the 2004 American Jobs Creation Act.

2. A $12.7 million valuation reserve for deferred tax assets attributable to income tax credits and state net operating losses where the Company has determined that it is more likely than not the assets will not be realized.

CHEMTURA CORPORATION

Non-GAAP Consolidated Statements of Operations (Unaudited)

Nine months ended September 30, 2005

(In thousands, except per share data)

						Pro Forma
		Conformed		Pro Forma		Adjusted
	Chemtura	Great Lakes		Combined		Combined
	Nine months	Nine months	Pro Forma	Nine months	Non-GAAP	Nine months
	ended 2005	ended 2005	Adjustments	ended 2005	Adjustments	ended 2005

Net sales	$2,110,475	911,834	—	3,022,309	—	3,022,309

Cost of products sold	1,546,324 (a)	683,489	(37,563)	2,192,250	(5,400)	2,186,850
Selling, general and administrative	220,404	110,849	(480)	330,773	—	330,773
Depreciation and amortization	104,107	39,748	(562)	143,293	—	143,293
Research and development	36,565	13,301	(104)	49,762	—	49,762
Equity income	(776)	(738)	—	(1,514)	—	(1,514)
Facility closures, severance and related costs	24,295	1,228	—	25,523	(25,523)	—
Antitrust costs	13,220	—	—	13,220	(13,220)	—
Merger costs	28,064	138,429	(138,429)	28,064	(28,064)	—
In-process research and development	75,400	—	(75,400)	0	0	—

Operating profit (loss)	62,872	(74,472)	252,538	240,938	72,207	313,145
Interest expense	77,886	13,814	(4,404)	87,296	—	87,296
Loss on early extinguishment of debt	10,859	—	—	10,859	(10,859)	—
Other (income) expense, net	14,701	(8,924)	—	5,777	8,000	13,777

Earnings (loss) from continuing operations before income taxes	(40,574)	(79,362)	256,942	137,006	75,066	212,072
Income tax expense (benefit)	51,308	(3,833)	39,974	87,449	(13,223)	74,226

Earnings (loss) from continuing operations	$(91,882)	(75,529)	216,968	49,557	88,289	137,846

Diluted earnings (loss) from continuing operations	$(0.58)			0.21		0.58

Diluted weighted average shares outstanding	157,668			238,656		238,656

Pro Forma Adjustments consist of the following:	Pre-Tax	After Tax

Pension	$1,950	1,190
Interest	4,404	2,686
Purchase Accounting Depreciation	6,575	4,010
Amortization	(6,013)	(3,668)
Inventory Accounting	(903)	(550)
Merger Costs	138,429	110,571
Purchase accounting inventory fair value impact	37,100	27,329
In-process research and development	75,400	75,400
	$256,942	216,968

Non-GAAP Adjustments consist of the following:	Pre-Tax	After Tax

Facility closures, severance and related costs	$25,523	16,355
Antitrust costs	13,220	8,593
Merger costs	28,064	18,298
Hurricane Costs	4,563	2,966	(b)
Conyers Fire Costs	(7,163)	(4,656)	(c)
Loss on early extinquishment of debt	10,859	7,058
Tax effect of tax adjustments to the ongoing effective tax rate	—	39,675	(d)
	$75,066	88,289

(a) Includes $37.1 million related to the fair value impact of purchase accounting on inventory.

(b) Includes direct expenses due to Hurricanes Katrina and Rita.

(c) Represents insurance recoveries related to a fire at the Company's Conyers, Georgia facility.

(d) Tax adjustment includes:

1. The reversal of a $18.5 million tax reserve as a result of completed tax audit partially offset by a $12.5 million discrete tax expense.

2. A $19.3 million provision for a one time dividend under the Foreign Earnings Repatriation provision of the 2004 American Jobs Creation Act.

3. A $12.7 million valuation reserve for deferred tax assets attributable to income tax credits and state net operating losses where the Company has determined that it is more likely than not the assets will not be realized.

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

First quarter ended March 31, 2004

(In thousands of dollars)

						Pro Forma
		Conformed		Pro Forma		Adjusted
	Chemtura	Great Lakes		Combined		Combined
	First Quarter	First Quarter	Pro Forma	First Quarter	Non-GAAP	First Quarter
	2004	2004	Adjustments	2004	Adjustments	2004

Sales

Plastic Additives	$209,980	173,264	—	383,244	—	383,244
Polymers	118,525	—	—	118,525	—	118,525
Specialty Additives	112,102	9,170	—	121,272	—	121,272
Crop Protection	76,474	8,497	—	84,971	—	84,971
Consumer Products	—	128,236	—	128,236	—	128,236
Polymer Processing Equipment	38,428	—	—	38,428	—	38,428
Other	—	38,784	—	38,784	—	38,784

	555,509	357,951	—	913,460	—	913,460

OPERATING PROFIT

Plastic Additives	$(612)	1,799	(1,779)	(592)	—	(592)
Polymers	14,465	—	—	14,465	—	14,465
Specialty Additives	5,290	656	(20)	5,926	—	5,926
Crop Protection	28,441	3,855	107	32,403	—	32,403
Consumer Products	—	11,756	(546)	11,210	—	11,210
Polymer Processing Equipment	(1,764)	—	—	(1,764)	—	(1,764)
Other	—	5,907	782	6,689	—	6,689

	45,820	23,973	(1,456)	68,337	—	68,337

General corporate expense	(20,698)	(15,315)	(2,983)	(38,996)	10,689	(28,307)
Unabsorbed overhead expense from discontinued operations	(2,574)	—	—	(2,574)	—	(2,574)
Facility closures, severance and related costs	(2,411)	(7,749)	—	(10,160)	10,160	—
Antitrust costs	(4,053)	—	—	(4,053)	4,053	—

Total operating profit (loss)	$16,084	909	(4,439)	12,554	24,902	37,456

Pro Forma Adjustments consist of the following:	Operating Profit

Pension	$1,327
Purchase Accounting Depreciation	3,287
Amortization	(3,102)
Inventory Accounting	(5,951)
	$(4,439)

Non-GAAP Adjustments consist of the following:	Operating Profit

Facility closures, severance and related costs	$10,160
Antitrust costs	4,053
Change in useful life of computer software	4,800
Executive Terminations	5,889
	$24,902

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Second quarter ended June 30, 2004

(In thousands of dollars)

						Pro Forma
		Conformed		Pro Forma		Adjusted
	Chemtura	Great Lakes		Combined		Combined
	Second Quarter	Second Quarter	Pro Forma	Second Quarter	Non-GAAP	Second Quarter
	2004	2004	Adjustments	2004	Adjustments	2004

Sales

Plastic Additives	$217,814	188,984	—	406,798	—	406,798
Polymers	118,927	—	—	118,927	—	118,927
Specialty Additives	112,520	9,109	—	121,629	—	121,629
Crop Protection	86,224	8,262	—	94,486	—	94,486
Consumer Products	-	196,384	—	196,384	—	196,384
Polymer Processing Equipment	45,926	—	—	45,926	—	45,926
Other	—	40,389	—	40,389	—	40,389

	581,411	443,128	—	1,024,539	—	1,024,539

OPERATING PROFIT

Plastic Additives	$(1,119)	7,772	1,607	8,260	—	8,260
Polymers	15,110	—	—	15,110	—	15,110
Specialty Additives	5,546	1,080	259	6,885	—	6,885
Crop Protection	21,329	2,452	107	23,888	—	23,888
Consumer Products	—	30,942	699	31,641	700	32,341
Polymer Processing Equipment	1,508	—	—	1,508	—	1,508
Other	—	3,720	2,260	5,980	—	5,980

	42,374	45,966	4,932	93,272	700	93,972

General corporate expense	(15,100)	(18,539)	(2,757)	(36,396)	7,800	(28,596)
Unabsorbed overhead expense from discontinued operations	(2,358)	—	—	(2,358)	—	(2,358)
Facility closures, severance and related costs	(3,278)	(6,495)	—	(9,773)	9,773	—
Antitrust costs	(4,350)	—	—	(4,350)	4,350	—

Total operating profit (loss)	$17,288	20,932	2,175	40,395	22,623	63,018

Pro Forma Adjustments consist of the following:	Operating Profit

Pension	$1,327
Purchase Accounting Depreciation	3,287
Amortization	(2,877)
Inventory Accounting	438
	$2,175

Non-GAAP Adjustments consist of the following:	Operating Profit

Facility closures, severance and related costs	$9,773
Antitrust costs	4,350
Conyers Fire Costs	700
Change in useful life of computer software	7,800
	$22,623

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Third quarter ended September 30, 2004

(In thousands of dollars)

						Pro Forma
		Conformed		Pro Forma		Adjusted
	Chemtura	Great Lakes		Combined		Combined
	Third Quarter	Third Quarter	Pro Forma	Third Quarter	Non-GAAP	Third Quarter
	2004	2004	Adjustments	2004	Adjustments	2004

Sales

Plastic Additives	$213,920	189,266	—	403,186	—	403,186
Polymers	114,044	—	—	114,044	—	114,044
Specialty Additives	116,807	8,417	—	125,224	—	125,224
Crop Protection	88,293	13,988	—	102,281	—	102,281
Consumer Products	—	135,856	—	135,856	—	135,856
Polymer Processing Equipment	40,961	—	—	40,961	—	40,961
Other	—	44,308	—	44,308	—	44,308

	574,025	391,835	—	965,860	—	965,860

OPERATING PROFIT

Plastic Additives	$7,825	5,290	7,218	20,333	—	20,333
Polymers	15,760	—	—	15,760	—	15,760
Specialty Additives	2,926	255	248	3,429	—	3,429
Crop Protection	26,140	6,375	107	32,622	—	32,622
Consumer Products	—	8,254	4,822	13,076	1,700	14,776
Polymer Processing Equipment	357	—	—	357	—	357
Other	—	7,015	(640)	6,375	—	6,375

	53,008	27,189	11,755	91,952	1,700	93,652

General corporate expense	(17,810)	(12,225)	(2,783)	(32,818)	4,794	(28,024)
Unabsorbed overhead expense from discontinued operations	(2,463)	—	—	(2,463)	—	(2,463)
Facility closures, severance and related costs	(40,070)	(139)	—	(40,209)	40,209	—
Antitrust costs	(8,426)	—	—	(8,426)	8,426	—

Total operating profit (loss)	$(15,761)	14,825	8,972	8,036	55,129	63,165

Pro Forma Adjustments consist of the following:	Operating Profit

Pension	$1,327
Purchase Accounting Depreciation	3,287
Amortization	(2,903)
Inventory Accounting	7,261
	$8,972

Non-GAAP Adjustments consist of the following:	Operating Profit

Facility closures, severance and related costs	$40,209
Antitrust costs	8,426
Conyers Fire Costs	1,700
Change in useful life of computer software	3,100
Executive Terminations	1,694
	$55,129

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Nine months ended September 30, 2004

(In thousands of dollars)

						Pro Forma
		Conformed		Pro Forma		Adjusted
	Chemtura	Great Lakes		Combined		Combined
	Nine months	Nine months	Pro Forma	Nine months	Non-GAAP	Nine months
	ended 2004	ended 2004	Adjustments	ended 2004	Adjustments	ended 2004

Sales

Plastic Additives	$641,714	551,514	—	1,193,228	—	1,193,228
Polymers	351,496	—	—	351,496	—	351,496
Specialty Additives	341,429	26,696	—	368,125	—	368,125
Crop Protection	250,991	30,747	—	281,738	—	281,738
Consumer Products	—	460,476	—	460,476	—	460,476
Polymer Processing Equipment	125,315	—	—	125,315	—	125,315
Other	—	123,481	—	123,481	—	123,481

	1,710,945	1,192,914	—	2,903,859	—	2,903,859

OPERATING PROFIT

Plastic Additives	$6,094	14,861	7,046	28,001	—	28,001
Polymers	45,335	—	—	45,335	—	45,335
Specialty Additives	13,762	1,991	487	16,240	—	16,240
Crop Protection	75,910	12,682	321	88,913	—	88,913
Consumer Products	—	50,952	4,975	55,927	2,400	58,327
Polymer Processing Equipment	101	—	—	101	—	101
Other	—	16,642	2,402	19,044	—	19,044

	141,202	97,128	15,231	253,561	2,400	255,961

General corporate expense	(53,608)	(46,079)	(8,523)	(108,210)	23,283	(84,927)
Unabsorbed overhead expense from discontinued operations	(7,395)	—	—	(7,395)	—	(7,395)
Facility closures, severance and related costs	(45,759)	(14,383)	—	(60,142)	60,142	—
Antitrust costs	(16,829)	—	—	(16,829)	16,829	—

Total operating profit (loss)	$17,611	36,666	6,708	60,985	102,654	163,639

Pro Forma Adjustments consist of the following:	Operating Profit

Pension	$3,981
Purchase Accounting Depreciation	9,861
Amortization	(8,882)
Inventory Accounting	1,748
	$6,708

Non-GAAP Adjustments consist of the following:	Operating Profit

Facility closures, severance and related costs	$60,142
Antitrust costs	16,829
Conyers Fire Costs	2,400
Change in useful life of computer software	15,700
Executive Terminations	7,583
	$102,654

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Fourth quarter ended December 31, 2004

(In thousands of dollars)

						Pro Forma
		Conformed		Pro Forma		Adjusted
	Chemtura	Great Lakes		Combined		Combined
	Fourth Quarter	Fourth Quarter	Pro Forma	Fourth Quarter	Non-GAAP	Fourth Quarter
	2004	2004	Adjustments	2004	Adjustments	2004

Sales

Plastic Additives	$214,795	221,948	—	436,743	—	436,743
Polymers	117,959	—	—	117,959	—	117,959
Specialty Additives	117,235	9,863	—	127,098	—	127,098
Crop Protection	69,603	16,756	—	86,359	—	86,359
Consumer Products	—	113,908	—	113,908	—	113,908
Polymer Processing Equipment	54,694	—	—	54,694	—	54,694
Other	—	48,310	—	48,310	—	48,310

	574,286	410,785	—	985,071	—	985,071

OPERATING PROFIT

Plastic Additives	$14,831	12,726	(3,850)	23,707	—	23,707
Polymers	17,142	—	—	17,142	—	17,142
Specialty Additives	4,332	1,490	(224)	5,598	—	5,598
Crop Protection	9,785	5,923	107	15,815	—	15,815
Consumer Products	—	(956)	5,431	4,475	800	5,275
Polymer Processing Equipment	3,259	—	—	3,259	—	3,259
Other	—	5,858	855	6,713	—	6,713

	49,349	25,041	2,319	76,709	800	77,509

General corporate expense	(18,966)	(14,449)	(2,823)	(36,238)	7,321	(28,917)
Unabsorbed overhead expense from discontinued operations	(2,088)	—	—	(2,088)	—	(2,088)
Facility closures, severance and related costs	(17,049)	(1,904)	—	(18,953)	18,953	—
Antitrust costs	(96,907)	—	—	(96,907)	96,907	—

Total operating profit (loss)	$(85,661)	8,688	(504)	(77,477)	123,981	46,504

Pro Forma Adjustments consist of the following:	Operating Profit

Pension	$1,327
Purchase Accounting Depreciation	3,287
Amortization	(2,943)
Inventory Accounting	(2,175)
	$(504)

Non-GAAP Adjustments consist of the following:	Operating Profit

Facility closures, severance and related costs	$18,953
Antitrust costs	96,907
Conyers Fire Costs	800
Executive Terminations	7,321
	$123,981

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Year ended December 31, 2004

(In thousands of dollars)

						Pro Forma
		Conformed		Pro Forma		Adjusted
	Chemtura	Great Lakes		Combined		Combined
	Year	Year	Pro Forma	Year	Non-GAAP	Year
	2004	2004	Adjustments	2004	Adjustments	2004

Sales

Plastic Additives	$856,509	773,462	—	1,629,971	—	1,629,971
Polymers	469,455	—	—	469,455	—	469,455
Specialty Additives	458,664	36,559	—	495,223	—	495,223
Crop Protection	320,594	47,503	—	368,097	—	368,097
Consumer Products	—	574,384	—	574,384	—	574,384
Polymer Processing Equipment	180,009	—	—	180,009	—	180,009
Other	—	171,791	—	171,791	—	171,791

	2,285,231	1,603,699	—	3,888,930	—	3,888,930

OPERATING PROFIT

Plastic Additives	$20,925	27,587	3,196	51,708	—	51,708
Polymers	62,477	—	—	62,477	—	62,477
Specialty Additives	18,094	3,481	263	21,838	—	21,838
Crop Protection	85,695	18,605	428	104,728	—	104,728
Consumer Products	—	49,996	10,406	60,402	3,200	63,602
Polymer Processing Equipment	3,360	—	—	3,360	—	3,360
Other	—	22,500	3,257	25,757	—	25,757

	190,551	122,169	17,550	330,270	3,200	333,470

General corporate expense	(72,574)	(60,528)	(11,346)	(144,448)	30,604	(113,844)
Unabsorbed overhead expense from discontinued operations	(9,483)	—	—	(9,483)	—	(9,483)
Facility closures, severance and related costs	(62,808)	(16,287)	—	(79,095)	79,095	—
Antitrust costs	(113,736)	—	—	(113,736)	113,736	—

Total operating profit (loss)	$(68,050)	45,354	6,204	(16,492)	226,635	210,143

Pro Forma Adjustments consist of the following:	Operating Profit

Pension	$5,308
Purchase Accounting Depreciation	13,148
Amortization	(11,825)
Inventory Accounting	(427)
	$6,204

Non-GAAP Adjustments consist of the following:	Operating Profit

Facility closures, severance and related costs	$79,095
Antitrust costs	113,736
Conyers Fire Costs	3,200
Change in useful life of computer software	15,700
Executive Terminations	14,904
	$226,635

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

First quarter ended March 31, 2005

(In thousands of dollars)

						Pro Forma
		Conformed		Pro Forma		Adjusted
	Chemtura	Great Lakes		Combined		Combined
	First Quarter	First Quarter	Pro Forma	First Quarter	Non-GAAP	First Quarter
	2005	2005	Adjustments	2005	Adjustments	2005

Sales

Plastic Additives	$208,287	219,543	—	427,830	—	427,830
Polymers	130,818	—	—	130,818	—	130,818
Specialty Additives	132,319	9,291	—	141,610	—	141,610
Crop Protection	77,913	10,617	—	88,530	—	88,530
Consumer Products	—	139,870	—	139,870	—	139,870
Polymer Processing Equipment	40,393	—	—	40,393	—	40,393
Other	—	41,104	—	41,104	—	41,104

	589,730	420,425	—	1,010,155	—	1,010,155

OPERATING PROFIT

Plastic Additives	$16,922	19,222	6,669	42,813	—	42,813
Polymers	23,649	—	—	23,649	—	23,649
Specialty Additives	26,344	1,019	133	27,496	—	27,496
Crop Protection	19,497	3,715	101	23,313	—	23,313
Consumer Products	—	4,660	(4,195)	465	837	1,302
Polymer Processing Equipment	(470)	—	—	(470)	—	(470)
Other	—	3,370	510	3,880	—	3,880

	85,942	31,986	3,218	121,146	837	121,983

General corporate expense	(16,701)	(10,246)	(2,862)	(29,809)	—	(29,809)
Unabsorbed overhead expense from discontinued operations	—	—	—	—	—	—
Facility closures, severance and related costs	(158)	(982)	—	(1,140)	1,140	—
Antitrust costs	(3,166)	—	—	(3,166)	3,166	—
Merger costs	—	(2,549)	2,549	—	—	—

Total operating profit (loss)	$65,917	18,209	2,905	87,031	5,143	92,174

Pro Forma Adjustments consist of the following:	Operating Profit

Pension	$975
Purchase Accounting Depreciation	3,288
Amortization	(2,980)
Inventory Accounting	(927)
Merger Costs	2,549
	$2,905

Non-GAAP Adjustments consist of the following:	Operating Profit

Facility closures, severance and related costs	$1,140
Antitrust costs	3,166
Conyers Fire Costs	837
	$5,143

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Second quarter ended June 30, 2005

(In thousands of dollars)

						Pro Forma
		Conformed		Pro Forma		Adjusted
	Chemtura	Great Lakes		Combined		Combined
	Second Quarter	Second Quarter	Pro Forma	Second Quarter	Non-GAAP	Second Quarter
	2005	2005	Adjustments	2005	Adjustments	2005

Sales

Plastic Additives	$209,982	213,190	—	423,172	—	423,172
Polymers	138,503	—	—	138,503	—	138,503
Specialty Additives	154,922	10,852	—	165,774	—	165,774
Crop Protection	90,977	12,547	—	103,524	—	103,524
Consumer Products	—	206,084	—	206,084	—	206,084
Polymer Processing Equipment	7,945	—	—	7,945	—	7,945
Other	—	48,736	—	48,736	—	48,736

	602,329	491,409	—	1,093,738	—	1,093,738

OPERATING PROFIT

Plastic Additives	$15,163	13,737	2,738	31,638	—	31,638
Polymers	27,707	—	—	27,707	—	27,707
Specialty Additives	30,194	1,459	177	31,830	—	31,830
Crop Protection	25,205	3,350	101	28,656	—	28,656
Consumer Products	—	25,125	218	25,343	—	25,343
Polymer Processing Equipment	(2,533)	—	—	(2,533)	—	(2,533)
Other	—	6,531	935	7,466	—	7,466

	95,736	50,202	4,169	150,107	—	150,107

General corporate expense	(15,044)	(6,757)	(2,916)	(24,717)	—	(24,717)
Unabsorbed overhead expense from discontinued operations	—	—	—	—	—	—

Facility closures, severance and related costs	(23,917)	(246)	—	(24,163)	24,163	—
Antitrust costs	(3,338)	—	—	(3,338)	3,338	—
Merger costs	(8,686)	(135,880)	135,880	(8,686)	8,686	—

Total operating profit (loss)	$44,751	(92,681)	137,133	89,203	36,187	125,390

Pro Forma Adjustments consist of the following:	Operating Profit

Pension	$975
Purchase Accounting Depreciation	3,287
Amortization	(3,033)
Inventory Accounting	24
Merger Costs	135,880
	$137,133

Non-GAAP Adjustments consist of the following:	Operating Profit

Facility closures, severance and related costs	$24,163
Antitrust costs	3,338
Merger costs	8,686
	$36,187

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Third quarter ended September 30, 2005

(In thousands of dollars)

						Pro Forma
		Conformed		Pro Forma		Adjusted
	Chemtura	Great Lakes		Combined		Combined
	Third Quarter	Third Quarter	Pro Forma	Third Quarter	Non-GAAP	Third Quarter
	2005	2005	Adjustments	2005	Adjustments	2005

Sales

Plastic Additives	$374,561	—	—	374,561	—	374,561
Polymers	121,897	—	—	121,897	—	121,897
Specialty Additives	133,702	—	—	133,702	—	133,702
Crop Protection	102,652	—	—	102,652	—	102,652
Consumer Products	140,294	—	—	140,294	—	140,294
Polymer Processing Equipment	—	—	—	—	—	—
Other	45,310	—	—	45,310	—	45,310

	$918,416	—	—	918,416	—	918,416

OPERATING PROFIT

Plastic Additives	$25,443	—	—	25,443	1,998	27,441
Polymers	24,328	—	—	24,328	880	25,208
Specialty Additives	19,704	—	—	19,704	1,028	20,732
Crop Protection	29,554	—	—	29,554	—	29,554
Consumer Products	10,508	—	—	10,508	657	11,165
Polymer Processing Equipment	—	—	—	—	—	—
Other	4,864	—	—	4,864	—	4,864

	114,401	—	—	114,401	4,563	118,964

General corporate expense	(23,383)	—	—	(23,383)	—	(23,383)
Unabsorbed overhead expense from discontinued operations	—	—	—	—	—	—
Facility closures, severance and related costs	(220)	—	—	(220)	220	—
Antitrust costs	(6,716)	—	—	(6,716)	6,716	—
Merger costs	(19,378)	—	—	(19,378)	19,378	—
Inventory fair value adjustment	(37,100)	—	37,100	—	—	—
In-process research and development	(75,400)	—	75,400	—	—	—

Total operating profit (loss)	$(47,796)	—	112,500	64,704	30,877	95,581

Pro Forma Adjustments consist of the following:	Operating Profit
Purchase accounting inventory fair value impact	$37,100
In-process research and development	75,400
	$112,500

Non-GAAP Adjustments consist of the following:	Operating Profit

Facility closures, severance and related costs	$220
Antitrust costs	6,716
Merger costs	19,378
Hurricane Costs	4,563
	$30,877

CHEMTURA CORPORATION

Non-GAAP Segment Operating Profit (Loss) (Unaudited)

Nine months ended September 30, 2005

(In thousands of dollars)

						Pro Forma
		Conformed		Pro Forma		Adjusted
	Chemtura	Great Lakes		Combined		Combined
	Nine months	Nine months	Pro Forma	Nine months	Non-GAAP	Nine months
	ended 2005	ended 2005	Adjustments	ended 2005	Adjustments	ended 2005
Sales

Plastic Additives	$792,830	432,733	—	1,225,563	—	1,225,563
Polymers	391,218	—	—	391,218	—	391,218
Specialty Additives	420,943	20,143	—	441,086	—	441,086
Crop Protection	271,542	23,164	—	294,706	—	294,706
Consumer Products	140,294	345,954	—	486,248	—	486,248
Polymer Processing Equipment	48,338	—	—	48,338	—	48,338
Other	45,310	89,840	—	135,150	—	135,150
	2,110,475	911,834	—	3,022,309	—	3,022,309

OPERATING PROFIT

Plastic Additives	$57,528	32,959	9,407	99,894	1,998	101,892
Polymers	75,684	—	—	75,684	880	76,564
Specialty Additives	76,242	2,478	310	79,030	1,028	80,058
Crop Protection	74,256	7,065	202	81,523	—	81,523
Consumer Products	10,508	29,785	(3,977)	36,316	1,494	37,810
Polymer Processing Equipment	(3,003)	—	—	(3,003)	—	(3,003)
Other	4,864	9,901	1,445	16,210	—	16,210
	296,079	82,188	7,387	385,654	5,400	391,054

General corporate expense	(55,128)	(17,003)	(5,778)	(77,909)	—	(77,909)
Unabsorbed overhead expense from discontinued operations	—	—	—	—	—	—
Facility closures, severance and related costs	(24,295)	(1,228)	—	(25,523)	25,523	—
Antitrust costs	(13,220)	—	—	(13,220)	13,220	—
Merger costs	(28,064)	(138,429)	138,429	(28,064)	28,064	—
Inventory fair value adjustment	(37,100)	—	37,100	—	—	—
In-process research and development	(75,400)	—	75,400	—	—	—
Total operating profit (loss)	$62,872	(74,472)	252,538	240,938	72,207	313,145

Pro Forma Adjustments consist of the following:	Operating Profit

Pension	$1,950
Purchase Accounting Depreciation	6,575
Amortization	(6,013)
Inventory Accounting	(903)
Merger Costs	138,429
Purchase accounting inventory fair value impact	37,100
In-process research and development	75,400
	$252,538

Non-GAAP Adjustments consist of the following:	Operating Profit

Facility closures, severance and related costs	$25,523
Antitrust costs	13,220
Merger costs	28,064
Hurricane Costs	4,563
Conyers Fire Costs	837
	$72,207